                                                                   EXHIBIT 10.13


                               FOURTH AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                 OF CAVANAUGHS HOSPITALITY LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP

         THIS FOURTH AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (the "Amendment"), is entered into as of the 14th day of June, 1999, by and among Cavanaughs Hospitality Corporation, a Washington corporation ("CHC"), and Templin's Resort & Conference Center, Inc., an Idaho corporation ("Templin").

         A. CHC, as General Partner, and North River Drive Company, a Washington corporation, as Limited Partner, formed a Delaware Limited Partnership named Cavanaughs Hospitality Limited Partnership (the "Partnership") pursuant to the terms of an Amended and Restated Agreement of Limited Partnership, dated as of November 1, 1997 (as amended by this and prior Amendments referred to hereafter as the "Partnership Agreement").

         B. CHC has completed on April 8, 1998 the initial public offering of CHC Shares under the terms of which 5,962,250 shares have been issued (consisting of 5,175,000 share basic offering, 776,250 share over-allotment, and 11,000 share restricted stock grant all as described in the prospectus of the initial public offering), and has contributed the proceeds thereof to the Partnership for the corresponding number of new Partnership Units held by CHC as a Limited Partner Interest.

         B. Templin holds 100,000 Partnership Units acquired under the terms of the Second Amendment to Agreement of Limited Partnership dated April 20, 1998

         C. Templin has exercised its Redemption Right under the Partnership Agreement by delivering to CHC on May 28, 1999 that Notice of Redemption which is attached to and incorporated in this Fourth Amendment by this reference as Exhibit A, with the result that the Specified Redemption Date is June 14, 1999.

         D. CHC has exercised its rights as General Partner under the Partnership Agreement to satisfy all of the Redemption Right of Templin by electing to acquire all of the 100,000 Partnership Units from Templin in exchange for issuance to Templin of 100,000 shares of common stock of CHC as of the Specified Redemption Date.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Original Partnership Agreement.

         2. Agreement to be Bound. CHC and Templin are each bound by prior signature to each of the terms, covenants and conditions of the Partnership Agreement.

         3. Termination of Templin Ownership Rights as to Partnership Units. The ownership rights of Templin as to all 100,000 Partnership Units previously owned by Templin and the status of Templin as a Limited Partner terminate as of the close of business on the Specified Redemption Date.

         4. Acquisition by CHC of Ownership Rights as to Partnership Units. CHC acquires as a Limited Partner all 100,000 Partnership Units formerly owned by Templin as of the close of business on the Specified Redemption Date.

         5. Percentage Interests. After giving effect to termination of Templin ownership rights and acquisition by CHC of ownership rights as described in this Fourth Amendment, the Percentage Interests of the Partners are as set forth on Exhibit B hereto, subject to change as described in the Partnership Agreement.

         6. Scope of Amendment. Except as expressly modified or amended by this Amendment, the Partnership Agreement shall remain in full force and effect and be binding on the parties in accordance with its terms. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, the General Partner and Templin have executed this Amendment as of the date first above written.

                                    GENERAL PARTNER AND INCOMING LIMITED
                                    PARTNER:

                                    CAVANAUGHS HOSPITALITY CORPORATION, a
                                    Washington corporation

                                    By: /s/ Donald K. Barbieri
                                        ---------------------------------------
                                            Donald K. Barbieri, President

                                    REDEEMING PARTNER:

                                    TEMPLIN'S RESORT AND CONFERENCE CENTER, INC, an Idaho corporation

                                    By: /s/ Robert G. Templin
                                        ----------------------------------------
                                            Robert G. Templin, President

EXHIBIT A

                              NOTICE OF REDEMPTION

         The undersigned hereby irrevocably (i) redeems 100,000 Partnership Units in Cavanaughs Hospitality Limited Partnership in accordance with the terms of the Limited Partnership Agreement of Cavanaughs Hospitality Limited Partnership and the Redemption Right referred to therein, (ii) surrenders such Limited Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or CHC Shares Amount (as determined by the General Partner) deliverable upon exercise of the Redemption Right be delivered to the addresses specified below, and if CHC Shares are to be delivered, such CHC Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants and certifies, that the undersigned(a) has marketable and unencumbered title to such Partnership Units, free and clear of the rights of or interests of any other person or entity, (b) has the full right, power and authority to redeem and surrender such Partnership Units as provided herein, and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consult or approve such redemption and surrender.

Dated:  May 27, 1999

                  Name of Limited Partner: Robert G. Templin

                                         /s/ Robert G. Templin
                                         ------------------------------
                                         (Signature of Limited Partner)

                                         414 E. First Avenue
                                         ------------------------------
                                         (Street Address)

                                         Post Falls, Idaho 83854
                                         ------------------------------
                                         (City, State, Zip Code)

                          Signature Guaranteed by:

                                         /s/ Kathleen Canepa
                                         --------------------

If CHC Shares are to be issued, issue to:
TEMPLIN'S RESORT AND CONFERENCE CENTER, INC.

Name: Robert G. Templin, President
Please insert social security or identifying number: ###-##-####

EXHIBIT B

PERCENTAGE INTEREST
OF THE PARTNERS

                                               Partnership            Percentage
                                                  Units                Interests
                                              -------------           ----------
GENERAL PARTNER:

Cavanaughs Hospitality                            70,842.51             0.52701%
Corporation as General
Partner

LIMITED PARTNERS:

Cavanaughs Hospitality                        13,004,817.98            96.74427%
Corporation as Limited
Partner

North River Drive Company                         70,842.51             0.52701%

Donald K. Barbieri and
Heather M. Barbieri,                              44,837.00             0.33355%
  husband and wife

Thomas M. Barbieri
and Eileen Barbieri,                              32,608.00             0.24257%
  husband and wife

Richard L. Barbieri and Cara                       8,154.00             0.06066%
Lyn Tangen,
  husband and wife

Barbieri Family Foundation,                      65,218.00              0.48516%
Inc.

Dunson Ridpath Hotel                             145,147.76             1.07977%
Associates Limited                            -------------            --------
Partnership

Total                                         13,297,320.00               100.0%

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